                                                                   EXHIBIT 10.45

                               PLEDGE AGREEMENT


    This PLEDGE AGREEMENT (this "Agreement"), dated as of December 22, 1998, is between TIER TECHNOLOGIES, INC. (the "Company") and JAMES L. BILDNER ("Bildner").

    WHEREAS, on December 22, 1998, Bildner entered into an indemnification agreement with the Company dated December 22, 1998 (the "Indemnification Agreement") pursuant to which Bildner and Nancy J. Bildner (each, an "Indemnitor" and together, the "Indemnitors") agreed to indemnify the Company for any loss, claim, action, cause of action, liability, cost or expense made under or incurred in connection with that certain Guaranty dated December 22, 1998 (the "Guaranty"); and

    WHEREAS, Bildner wishes to pledge certain shares of Tier Technologies, Inc. Common Stock owned by Bildner to secure the Indemnitors' obligations under the Indemnification Agreement.

    For good and valuable consideration and to secure the payment of the Indemnitors' obligations to the Company, the parties agree as follows:

1.  Bildner's Obligations.
    ---------------------

    (a) The Indemnitors have executed and delivered to NationsBank, N.A. (the "Lender") a Promissory Note dated August 27, 1998 in the principal amount of $2,310,000 (the "Note").

    (b) The Company has executed and delivered the Guaranty guaranteeing the Indemnitors' loan obligations to the Lender for an amount up to an aggregate of $1,000,000.

    (c) The Indemnitors have executed and delivered the Indemnification Agreement indemnifying the Company for any loss, claim, action, cause of action, liability, cost or expense made under or incurred in connection with the Guaranty.

    (d) In accordance with Section 11 hereof, the number of shares of Common Stock of the Company set forth on Schedule A hereto, which are currently owned by Bildner, shall serve as security for the Indemnitors' obligations under the Indemnification Agreement (the "Shares").

2.  Pledge.  Bildner hereby pledges to the Company, and grants to the Company a
    ------
security interest in, the following (the "Pledged Collateral"): (i) the Shares and the certificates representing the Shares; and (ii) securities of the Company associated with the Shares issued in connection with any stock dividend or stock split, or securities of the Company issued in connection with a recapitalization, merger, reorganization or similar transaction.

3.  Security for Obligations.
    ------------------------

    (a) This Agreement secures the payment of all of Bildner's present and future obligations, duties and liabilities under the Indemnification Agreement and under this Agreement (all referred to as the "Obligations").

    (b) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Obligations; (ii) be binding upon Bildner and his successors and assigns; and (iii) inure to the benefit of the Company and its successors, transferees, and assigns.

4.  Delivery of Pledged Shares.  All certificates or instruments representing or
    --------------------------
evidencing the Shares shall be held by or on behalf of the Company under this Agreement and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Company. If Bildner fails to perform any Obligation contained in this Agreement, the Company may itself perform, or cause performance of, that Obligation, and the expenses of the Company incurred in connection with that performance shall be payable by Bildner under Section 9 hereto.

5.  Representations and Warranties.  Bildner represents and warrants as follows:
    ------------------------------

    (a) Bildner is the beneficial and record owner of the Pledged Collateral free and clear of any lien on the Pledged Collateral except for the security interest created by this Agreement.

    (b) The pledge of the Pledged Collateral under this Agreement creates a valid and perfected first priority interest in the Pledged Collateral, securing the payment of the Obligations.

    (c) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
(i) for the pledge by Bildner of the Pledged Collateral under this Agreement or for the execution, delivery, or performance of this Agreement by Bildner; or
(ii) for the exercise by the Company of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral under this Agreement (other than restrictions under any federal or state securities law applicable to the offer or sale of unregistered securities).

6.  Rights in Absence of Default.
    ----------------------------

    (a) So long as there has been and is no Event of Default: (i) involving failure by either or both Indemnitors to fill its or their obligations under the Indemnification Agreement, or (ii) involving the voluntary placement by Bildner of a lien upon all or a significant portion of the Pledged Collateral:

        (i) Bildner shall be entitled to exercise any and all voting and other consensual rights pertaining to any or all of the Shares, subject to any other agreement to which the Shares may be subject.

        (ii) Securities of the Company associated with the Shares issued in connection with any stock dividend or stock split, or securities of the Company issued in connection with a recapitalization, merger, reorganization or similar transaction shall be immediately delivered to the Company as Pledged Collateral in the same form as so received (with any necessary endorsement). Any other dividends, distributions, or interest paid or payable in respect of, or instruments and other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Pledged Collateral shall be paid to Bildner.

        (iii) The Company shall execute and deliver (or cause to be executed and delivered) to Bildner all such proxies and other instruments as Bildner may reasonably request for the purpose of enabling him to exercise the voting and other rights that he is entitled to exercise pursuant to paragraph (i) of this
Section 6(a).

    (b) When and so long as there is an Event of Default (i) involving failure by either or both Indemnitors to fulfill its or their obligations under the Indemnification Agreement, or (ii) involving the voluntary placement by Bildner of a lien upon all or a significant portion of the Pledged Collateral, all rights of Bildner to exercise the voting and other rights that he would otherwise be entitled to exercise pursuant to Section 6(a)(i) shall cease, and all those rights shall become vested in the Company, which shall then have the sole right to exercise those voting and other rights.

7.  Transfers and Liens.  Bildner agrees that he will not (i) sell or otherwise
    -------------------
dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of the Company; or (ii) voluntarily create any lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

8.  Events of Default; Remedies upon Default.
    ----------------------------------------

    (a) The following shall constitute Events of Default ("Events of Default") under this Agreement:

        (i) If Bildner fails to perform or observe any term, covenant, or Obligation under this Agreement or either Indemnitor fails to perform or observe any term, covenant, or obligation under the Indemnification Agreement, or if any representation or warranty made by Bildner or the Indemnitors in this Agreement or the Indemnification Agreement is untrue or misleading in any material respect as of the date with respect to which that representation or warranty was made;

        (ii) If a notice of lien, levy, or assessment is filed or recorded with respect to all or a substantial part of the Pledged Collateral, except for a lien that relates to current taxes not yet due and payable, and if the applicable claim is not discharged or satisfied within ninety (90) days of Bildner's actual knowledge of that filing or recordation (such effected Pledged Collateral shall hereinafter be referred to as the "Effected Collateral");

        (iii) If all or a substantial part of the Pledged Collateral is attached, seized, or subjected to a writ or distress warrant, or is levied upon, or comes within the possession of any receiver, trustee, custodian, or assignee for the benefit of creditors, and that Pledged Collateral is not returned to Bildner or the writ, distress warrant, or levy is not dismissed, stayed, or lifted within ninety (90) days (such effected Pledged Collateral shall hereinafter be referred to as the "Effected Collateral").

        (iv) Provided; however, with respect to subparagraphs 8(a)(ii) and (iii) hereto, if prior to the end of such ninety (90) day period, Bildner provides the Company with additional collateral to secure the Obligations with a Fair Market Value (as defined in Section 11 hereto) equal to 110% of the Fair Market Value of the Effected Collateral, which collateral may be Shares or cash (or such other collateral, subject to the consent of the Company, which consent shall not be unreasonably withheld) at the discretion of Bildner and which collateral Bildner hereby agrees shall be subject to the terms of this Agreement, no Event of Default shall be deemed to have occurred.

    (b) When and so long as there is any Event of Default, the Company may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for in this Agreement or otherwise available to it, all the rights and remedies of a secured party upon a default under the Uniform Commercial Code in effect in the State of California at that time.

    (c) Notwithstanding anything else contained herein to the contrary, so long as there has been and is no Event of Default: (i) involving failure by either or both Indemnitors to fulfill its or their obligations under the Indemnification Agreement, or (ii) involving the voluntary placement by Bildner of a lien upon all or a significant portion of the Pledged Collateral, Bildner shall be entitled to exercise any and all voting and other consensual rights pertaining to any or all of the Shares.

9.  Expenses.  On demand, Bildner will pay the Company all reasonable expenses,
    --------
including attorneys' fees and costs, which the Company may incur in connection with (i) the exercise or enforcement of any of the rights of the Company under this Agreement; or (ii) Bildner's failure to perform or observe any of the provisions of this Agreement.

10. Security Interest Absolute.  All rights and security interests of the
    --------------------------
Company, and all Obligations of Bildner, under this Agreement shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Indemnification Agreement or any other agreement or instrument relating to it; (ii) any change in the time, manner, or place of payment of, or in any other term of, any of the Obligations, or any other amendment or waiver of or consent to any departure from the Indemnification Agreement; (iii) any exchange, release, or non-perfection of any other collateral, or any release, amendment, or waiver of any of the Obligations; or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Bildner in respect of the Obligations or of this Agreement.

11. Adjustments; Release of Security.  The Company and Bildner hereby agree:
    --------------------------------

    (a) If at the end of any fiscal quarter of the Company, the Fair Market Value of the Pledged Collateral is less than 110% of the potential or actual dollar value of the Company's obligation under the Guaranty plus any actual amounts paid by the Company in connection with the Guaranty, the Company shall notify Bildner within ten (10) days. Bildner shall, within forty-five (45) days of receipt of such notice, deposit with the Company such additional cash, shares of common stock of the Company, or both, at the option of Bildner, with a value equal or greater than the deficiency, which additional collateral shall be subject to the terms of this Agreement. Each such deposit pursuant to this
Section 11(a) shall be reflected by an appropriate notation to Schedule A hereto.

    (b) If at the end of any fiscal quarter of the Company, the Fair Market Value of the Pledged Collateral is greater than 110% of the potential or actual value of the Company's obligation under the Guaranty plus any actual amounts paid by the Company in connection with the Guaranty (the "Excess Collateral"), upon ten (10) days notice, Bildner may withdraw or cause the withdrawal of all or a portion of the Excess Collateral, provided that no fractional Shares shall be released pursuant to this subparagraph 11(b). In lieu of any fractional Shares to which Bildner would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the Fair Market Value. The release of shares and payment in lieu of fractional shares pursuant to this Section 11(b) shall be reflected by an appropriate notation to Schedule A hereto.

    (c) Upon fifteen (15) days prior written notice from Bildner of his intent to sell all or a portion of the Pledged Collateral, the Company may release such Pledged Collateral (such Pledged Collateral shall be referred to herein as the "Released Collateral"), provided that prior to such release Bildner provides the Company with an undertaking that Bildner will pay to the Company in cash an amount equal to 110% of the Fair Market Value of such Released Collateral and any actual amounts paid by the Company in connection with the Guaranty as of the date of such payment within five (5) business days of such sale.

    (d) For the purposes of this Agreement, the term "Fair Market Value" shall mean; (i) if the Company's stock is not publicly traded on a national securities exchange or the Nasdaq National Market System, as determined by the most recent third-party valuation relating to the Shares, or (ii) if the Company's stock is publicly traded on a national securities exchange or the Nasdaq National Market System, as determined by the most recent closing price of the Company's stock.

12. Further Assurances.  Bildner agrees that at any time and from time to time,
    ------------------
at his expense, Bildner will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Company may request, in order to perfect and protect any security interest granted or purported to be granted by this Agreement or to enable the Company to exercise and enforce its rights and remedies under this Agreement with respect to any Pledged Collateral.

13. Entire Agreement; Amendment; Waiver.  This Agreement and the
    -----------------------------------
Indemnification Agreement embody the entire agreement of the parties hereto with respect to the subject matter of this Agreement and supersede all prior agreements with respect to that subject matter. This Agreement may not be amended or modified except in a writing signed by both parties. No waiver of any provision of this Agreement shall be deemed to, or shall, operate as a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Except as expressly provided in this Agreement, no waiver shall be binding unless executed in writing by the party making the waiver.

14. Notices.  All notices and other communications provided for under this
    -------
Agreement shall be given as follows:

If to the Company:

                            TIER TECHNOLOGIES, INC.
                        1350 Treat Boulevard, Suite 250
                            Walnut Creek, CA  94596
                         Attn:  Chief Financial Officer

If to Bildner:
                                JAMES L. BILDNER
                               5 Boardman Avenue
                             Manchester, MA  01944

15. Captions.  Captions are used for reference purposes only and should be
    --------
ignored in the interpretation of the Agreement. Unless the context requires otherwise, all references in this Agreement to Sections are to the sections of this Agreement.

16. Governing Law; Terms.  This Agreement shall be governed by and construed in
    --------------------
accordance with the laws of the State of California applicable to contracts wholly made and performed in the State of California. Unless otherwise defined above, terms defined in Division 9 of the Uniform Commercial Code as adopted in the State of California are used in this Agreement with their statutory meanings.

The parties have duly executed this Agreement as of the date first written above.

TIER TECHNOLOGIES, INC.


By: /s/ George K. Ross
    ------------------
    George K. Ross
Its: Executive Vice President and
     Chief Financial Officer



JAMES L. BILDNER

/s/ James L. Bildner
--------------------
James L. Bildner

                           STOCK POWER AND ASSIGNMENT
                        SEPARATE FROM STOCK CERTIFICATE


  FOR VALUE RECEIVED and pursuant to that certain PLEDGE AGREEMENT dated as of December __, 1998 (the "Agreement"), the undersigned hereby sells, assigns, and transfers to TIER TECHNOLOGIES, INC. (the "Company"), __________ (__________) shares of Class B Common Stock of the Company, standing in the undersigned's name on the books of the Company represented by Certificate No(s). ______ delivered herewith. The undersigned does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer this stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT.


DATED: December __, 1998


JAMES L. BILDNER


/s/ James L. Bildner
--------------------
James L. Bildner


Instructions: Please sign this Stock Power above, but do not fill in any blanks other than the signature lines.

The purpose of this Stock Power and Assignment Separate from Stock Certificate is to enable the Company to acquire the Shares in accordance with the terms of the Agreement.

                                   SCHEDULE A

                               PLEDGED SHARES AND
                                OTHER COLLATERAL


                                                        FAIR MARKET              OTHER
                                                      VALUE OF SHARES         COLLATERAL
     DATE                     SHARES PLEDGED              PLEDGED               /VALUE
     ----                     --------------              -------               ------
December 22, 1998




                           SHARES RELEASED PURSUANT
                               TO SECTION 11(b)

               DATE                                  SHARES RELEASED
               ----                                  ---------------